                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL
                        TO ACCOMPANY PUBLIC WARRANTS OF
                                       OF
                       INTEGRATED SECURITY SYSTEMS, INC.
                   TENDERED PURSUANT TO THE OFFERING CIRCULAR
                            DATED FEBRUARY 26, 1998

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE SENT OR DELIVERED TO THE TRANSFER AGENT AT THE ADDRESSES SET FORTH BELOW. TENDERS MUST BE RECEIVED BY THE TRANSFER AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 17, 1998 (THE "EXPIRATION DATE").

                              The Transfer Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                        By Hand Delivery:                    Facsimile Transmission:                        By Mail:
                           or Overnight
                                                                 (718) 921-8323                          40 Wall Street
                         6201 15th Avenue                                                           New York, New York 10005
                     Brooklyn, New York 11219
                                                              Confirm by Telephone:

                                                                1 (800) 937-5449

                           _________________________

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTION VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

         THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by holders of Public Warrants (as defined below) either if (1) certificates for such warrants are to be forwarded herewith or (2) if delivery of Public Warrants is to be made by book- entry transfer to the account maintained by the Transfer Agent at The Depository Trust Company (the "Book-Entry Facility") pursuant to the procedures set forth under the caption "The Offer--How to Tender" in the Offering Circular (as defined below). Delivery to the Book-Entry Facility does not constitute delivery to the Transfer Agent.

         Holders of Public Warrants whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their warrants into the Transfer Agent's account at the Book-Entry Facility and all other documents required hereby to the Transfer Agent on or prior to the Expiration Date must tender their Public Warrants pursuant to the guaranteed delivery procedure set forth under the caption "The Offer--How to Tender" in the Offering Circular. See Instruction 2 herein.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.)

[ ] CHECK HERE IF TENDERED PUBLIC WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE TRANSFER AGENT'S ACCOUNT AT THE BOOK-ENTRY FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED PUBLIC WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TRANSFER AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Owner(s):
                                    --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER:
     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------


                    DESCRIPTION OF PUBLIC WARRANTS TENDERED

-------------------------------------------------------------------------------------------------------------------
              If blank, please print name and                            Certificate(s) Tendered
                address of registered holder                   (Attach additional signed list if necessary)
-------------------------------------------------------------------------------------------------------------------
                                                                             Total Number
                                                                             of Public Warrants       Number of
                                                             Certificate     Represented by        Public Warrants
                                                             Number(s) (1)   Certificate(s)(1)       Tendered (2)
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                             Total Public
                                                             Warrants
-------------------------------------------------------------------------------------------------------------------
 (1)    Need not be completed by holders of Public Warrants  tendering by book-entry transfer.
 (2)    Unless otherwise indicated, it will be assumed that all Public Warrants described above are being tendered.  See Instruction 4.
-------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN REPLACING THEM. THE TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS. (SEE INSTRUCTION 9.)

Ladies and Gentlemen:

   Pursuant to the terms and subject to the conditions of the Offer (as described below) of Integrated Security Systems, Inc., a Delaware corporation (the "Company"), to holders of the Company's Redeemable Common Stock Purchase Warrants (the "Public Warrants"), as set forth in the Offering Circular dated February 26, 1998 (the "Offering Circular") and this Letter of Transmittal (which, together with the Offering Circular, constitute the "Offer"), receipt of which are hereby acknowledged, the signer of this Letter of Transmittal (the "Holder") hereby accepts the Offer and tenders the Public Warrants listed on this Letter of Transmittal in exchange for one warrant (the "Exchange Warrant") to purchase 2.1 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), until April 20, 1999, at an exercise price of $3.17 per share of Common Stock, for each Public Warrant tendered and accepted. No fractional Exchange Warrants will be issued.

   Accordingly, subject to, and effective upon, acceptance for exchange of the Public Warrants tendered herewith in accordance with the terms and conditions of the Offer, the Holder hereby sells, assigns and transfers to the Company all right, title and interest in and to all of the Public Warrants that are being tendered for exchange hereby and hereby irrevocably constitutes and appoints the Transfer Agent the true and lawful agent and attorney-in-fact of the Holder with respect to such warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for Public Warrants tendered hereby or transfer ownership of such warrants on the account books maintained by the Book-Entry Facility together, in either such case, with the accompanying evidences of transfer and authority, to the Company upon the receipt by the Transfer Agent, as the Holder's agent, of the consideration therefor pursuant to the Offer,
(ii) present such warrants for registration and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such warrants.

   THE HOLDER HEREBY REPRESENTS AND WARRANTS THAT THE HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE PUBLIC WARRANTS TENDERED HEREBY AND TO ACQUIRE THE EXCHANGE WARRANTS ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED WARRANTS, THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE TO SUCH TENDERED WARRANTS, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE PUBLIC WARRANTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIM WHEN THE SAME ARE ACCEPTED BY THE COMPANY. THE HOLDER WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE TRANSFER AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE PUBLIC WARRANTS TENDERED HEREBY.

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Offering Circular, this tender is irrevocable.

   A tender of warrants pursuant to the procedures described in the Offering Circular and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Offer and a binding agreement between the tendering warrant holder and the Company upon the terms and subject to the conditions of the Offer. The Holder recognizes that, under certain circumstances set forth in the Offering Circular, the Company may not be required to accept any of the Public Warrants tendered for exchange hereby. Unless otherwise indicated in the box entitled "Special Issuance Instructions," the Holder hereby directs that the certificates for the Exchange Warrants and/or any certificates for any Public Warrants not exchanged be issued in the name of the Holder. The Holder understands that holders who tender Public Warrants by book-entry transfer ("Book-Entry Warrant Holders") may request that any Public Warrants not exchanged will be returned by crediting the account maintained by the Book-Entry Facility, by making an appropriate entry under "Special Issuance Instructions." Unless otherwise indicated in the box entitled "Special Delivery Instructions," the Holder hereby directs that the certificates for the Exchange Warrants and/or any certificates for any Public Warrants not exchanged be mailed to the person at the address shown in the box entitled "Description of Public Warrants Tendered." The Holder recognizes that the Company has no obligation pursuant to the Special Issuance Instructions to transfer any Public Warrants from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the warrants so tendered.

--------------------------------------------------------------------------------
                                   SIGN HERE

 (PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE BACK OF THIS LETTER OF TRANSMITTAL)

--------------------------------------------------------------------------------
                          (Signature(s) of Owner(s))*

Dated:
      --------------------------------------------------------------------------

* Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Public Warrants or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Please Print)

Name of Firm (if applicable):
                             ---------------------------------------------------
Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Taxpayer Identification or Social Security No.
                                              ----------------------------------

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                  (Please Print)

Name of Firm
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
Dated:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 2, 4, 5, 6 AND 7)

        To be completed ONLY if certificates for Exchange Warrants and/or certificates for Public Warrants not exchanged are to be issued in the name of and mailed to a beneficial owner other than the Holder or if Public Warrants tendered by book-entry transfer which are not exchanged are to be returned by credit to an account at the Book-Entry Facility other than the account designated above.

Issue certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                  (Please Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Include Zip Code)

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

[ ] Credit unpurchased Public Warrants tendered by book-entry transfer to the account set forth below:

Name of Account Party:
                      ----------------------------------------------------------

Account Number:
               -----------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if certificates for Exchange Warrants and/or certificates for Public Warrants not exchanged are to be sent to someone other than the Holder or to the Holder at an address other than that shown above.



Mail certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                  (Please Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Include Zip Code)

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

      1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an "Eligible Institution"), unless the Public Warrants tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Facility whose name appears on a security position listing as the owner of the Public Warrants) of such Public Warrants who has completed neither the box labeled "Special Issuance Instructions" nor the box labeled "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates representing the tendered Public Warrants are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing the unexchanged Public Warrants are to be issued or returned to, a person other than the registered owner, then the certificates representing the tendered Public Warrants must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on such certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In order to participate in the Offer and receive Exchange Warrants, a warrant holder must properly complete and duly execute (with signatures guaranteed if required by Instructions 1 or 5) the Letter of Transmittal (or a facsimile thereof) and mail or deliver it, together with the certificate(s) representing the Public Warrants to be tendered for exchange (or the Transfer Agent must receive a timely confirmation of a book-entry transfer into the Transfer Agent's account at the Book-Entry Facility) and any other required documents, to the Transfer Agent. The Transfer Agent must receive the foregoing documents and instruments on or prior to the Expiration Date. Delivery of documents to the Book-Entry Facility does not constitute delivery to the Transfer Agent.

      If a warrant holder desires to tender Public Warrants pursuant to the Offer and such warrant holder's certificate(s) for such warrants are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or such warrant holder cannot deliver the certificate(s) and all other required documents to the Transfer Agent prior to the Expiration Date, such warrants may be tendered if all of the following guaranteed delivery procedures are complied with: (i) such tenders are made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided by the Company, is received by the Transfer Agent on or prior to the Expiration Date, and (iii) the certificates for all tendered warrants, in proper form for transfer (or confirmation of book-entry transfer of such warrants into the Transfer Agent's account at the Book-Entry Facility as described in the Offering Circular), together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, are received by the Transfer Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the caption "The Offer--How to Tender" in the Offering Circular.

      All questions as to the validity, form, eligibility (including time of receipt) and acceptability of Public Warrants tendered will be determined by the Company, in its sole discretion, and such determinations will be final and binding. The Company reserves the right to reject any and all tenders determined by it not to be in proper form or otherwise not valid or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and Instructions thereto) will also be final and binding. The Company and the Transfer Agent are not under any duty to give notification of any irregularities or defects and shall not incur any liability for failure to give any such notification. Tenders will not be deemed to have been made until such irregularities or defects have been cured or waived. Any tender (including the Letter of Transmittal and warrant certificates) that is not properly completed and executed, and as to which irregularities or defects are not cured or waived, will be returned by the

Transfer Agent to the tendering warrant holder promptly after the Expiration Date (or, in the case of warrants delivered by book-entry transfer within the Book-Entry Facility, the tendered warrants will be credited to the account maintained within the Book-Entry Facility by the participant and the Book-Entry Facility which delivered such warrants).

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING WARRANT HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRANSFER AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

      No alternative, conditional or contingent tenders will be accepted. All tendering warrant holders, by execution of this Letter of Transmittal or facsimile thereof, waive any rights to receive any notice of the acceptance of their tender.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of warrants should be listed on a separate signed schedule attached hereto.

      4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY WARRANT HOLDERS). If fewer than all the warrants evidenced by any certificate submitted are to be tendered, the number of warrants that are to be tendered should be stated in the box entitled "Number of Warrants Tendered." New certificate(s) for the remainder of the warrants which are evidenced by old certificate(s) will be sent to the registered holder of the certificate(s) tendered, unless otherwise provided by checking the appropriate box on the Letter of Transmittal, as soon as practicable after the tender has been accepted. All warrants represented by certificates listed are deemed to have been tendered unless otherwise indicated.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the certificate(s) tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If the Public Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Public Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) listed and transmitted hereby, no endorsement of certificates or separate stock powers are required. If, however, any certificates for Exchange Warrants or any certificates for Public Warrants not tendered are to be issued to a person other than the registered holder, then endorsement of certificates transmitted hereby or separate stock powers are required. Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted. Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

      6. DELIVERY OF EXCHANGE WARRANTS. Delivery of Exchange Warrants will be made promptly after the Expiration Date for all Public Warrants properly tendered and accepted for exchange by the Company. The Exchange Warrants will be issued in the name of the registered holder(s) of the Public Warrants and mailed to him or her, unless otherwise provided in the appropriate box on this Letter of Transmittal. In the case of tenders by Notice of Guaranteed Delivery, Exchange Warrants will not be delivered until the Letter of Transmittal, the certificate(s) representing tendered warrants relating to such Notice of Guaranteed Delivery (or a timely confirmation of a book-entry transfer of such warrants into the Transfer Agent's account at the Book-Entry Facility) and all other required documents have been received by the Transfer Agent.

      7. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, applicable to the exchange of warrants tendered and accepted pursuant to the Offer. If, however, issuance of Exchange Warrants is to be made to, or (in circumstances permitted hereby) if warrants not tendered are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer must be paid to the Company or the Transfer Agent (or the transferee must establish to the satisfaction of the Company the such taxes have been paid or need not be paid) before the Exchange Warrants will be issued.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

      8. WAIVER OF CONDITIONS. Subject to limitations set forth in the Offering Circular, the conditions of the Offer may be waived by the Company, in whole or in part, at any time or from time to time, in the Company's sole discretion in the case of any Public Warrants tendered.

      9. LOST, DESTROYED OR STOLEN CERTIFICATES. If the certificate(s) has (have) been lost, stolen or destroyed, check the box on the front of this Letter of Transmittal and send the Letter of Transmittal to the Transfer Agent. In such event, the Transfer Agent will forward an Affidavit of Loss and Bond of Indemnity, which will require you to pay an insurance premium and a service charge. You are urged to properly complete and return documents immediately.

      10. REQUESTS FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Company at the address and telephone numbers set forth on the last page of the Offering Circular.

      11. SUBSTITUTE FORM W-9. Each tendering warrant holder is required to provide the Transfer Agent with a correct Taxpayer Identification Number ("TIN"), generally the warrant holder's social security or federal employer identification number, on Substitute Form W-9 enclosed herewith. If a warrant holder fails to provide a TIN to the Transfer Agent, such warrant holder may be subject to a $50 penalty imposed by the Internal Revenue Service. The "Certificate of Awaiting Taxpayer Identification Number" should be completed if the tendering warrant holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If such certificate is completed and the Transfer Agent is not provided with a TIN within 60 days, the Transfer Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Transfer Agent. The warrant holder is required to give the Transfer Agent the social security number or employer identification number of the record owner of the Public Warrants or of the last transferee appearing on the stock powers attached to, or endorsed on, the Public Warrants. If the Public Warrants are in more than one name or is not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH PUBLIC WARRANT CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE TRANSFER AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

      Certain warrant holders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that warrant holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Transfer Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           Part I--PLEASE PROVIDE YOUR TIN IN        Social Security Number or
 FORM W-9                             THE BOX AT RIGHT AND CERTIFY BY        Employer Identification Number
 DEPARTMENT OF THE TREASURY           SIGNING AND DATING BELOW.
 INTERNAL REVENUE SERVICE
                                                                          -----------------------------------
                                                                         (If awaiting TIN, write "Applied For")
                                      --------------------------------------------------------------------------
                                      Part II--Certifications:  Under penalties of perjury, I certify that:
                                      (1)  the number shown on this form is my correct Taxpayer
                                      Identification Number (or I am waiting for a number to be issued for
                                      me) and
                                      (2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                      Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)  the IRS has notified me that I am no longer subject to backup withholding.
                                      --------------------------------------------------------------------------
 Payer's Request for Taxpayer         Certification Instructions--You must cross out item
 Identification Number ("TIN")        (2) in Part II  above if you have been notified by
                                      the IRS that you are currently subject to backup           Part 3--
                                      withholding because of under-reporting interest or
                                      dividends on you tax return.  However, if after
                                      being notified by the IRS that you were subject to      Awaiting TIN [ ]
                                      backup withholding, you received another
                                      notification from the IRS that you are no longer
                                      subject to backup withholding, do not cross out such
                                      Item (2).  (Also see instructions in the enclosed
                                      Guidelines.)

                                      Signature
                                               --------------------------------------------
                                      Date
                                          -------------------------------------------------

----------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

  -----------------------------------------------         --------------------
            Signature                                             Date

--------------------------------------------------------------------------------